UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

LIFEWAY FOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

ILLINOIS	000-17363	36-3442829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 West Oakton St. Morton Grove, IL	60053
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	LWAY	The Nasdaq Stock Market
Preferred Stock Purchase Rights	None	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Definitive Material Agreement.

Underwriting Agreement

On May 14, 2026, Lifeway Foods, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BTIG, LLC (the “Underwriter”) and Danone USA Public Benefit Corporation (the “Selling Stockholder”) in connection with a public offering of an aggregate of 3,454,756 shares (the “Shares”) of the Company’s common stock, no par value (the “Common Stock”), by the Selling Stockholder at a price to the public of $19.50 per share (the “Offering”).

The Offering is being made pursuant to a shelf registration statement on Form S-3 (No. 333-291148) that was previously filed with the Securities and Exchange Commission (“SEC”) and declared effective by the SEC on December 10, 2025 and a prospectus supplement.

The closing of the Offering is expected to occur on or about May 19, 2026, subject to the satisfaction of customary closing conditions. The Company will not receive any proceeds from the Offering. The Company has agreed to repurchase approximately $5.0 million of the Shares in the Offering at the same per share price to be paid by investors in the Offering (the “Share Repurchase”). The Offering is not conditioned upon the completion of the Share Repurchase, but the share repurchase is conditioned upon the completion of the Offering.

BTIG, LLC is acting as sole underwriter for the Offering.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to, and incorporate herein by reference, the full text thereof, a copy of which is filed herewith as Exhibit 1.1.

Item 8.01.	Other Events.

On May 14, 2026, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement dated May 14, 2026.

5.1	Opinion of Kelley Drye & Warren LLP regarding legality of securities being registered.

23.1	Consent of Kelley Drye & Warren LLP (included in Exhibit 5.1).

99.1	Press Release dated May 14, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.

Date: May 14, 2026	By:	/s/ Eric Hanson
		Name:	Eric Hanson
		Title:	Chief Financial and Accounting Officer

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